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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                    FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 4, 1996



                            YOUNG BROADCASTING INC.
                            -----------------------
               (Exact name of registrant as specified in charter)




      Delaware                       0-25042                    13-3339681
------------------------    --------------------------       ------------------
(State or other juris-      (Commission File Number)          (IRS Employer
 diction of incorporation                                    Identification No.)



599 Lexington Avenue, New York               10022
----------------------------------------  -----------
(Address of principal executive offices)   (Zip Code)



(212) 754-7070
-----------------------------------------------------
(Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS.

               On October 4, 1996, Young Broadcasting Inc., a Delaware corporation (the "Company"), completed a registered public offering of shares of the Company's Class A Common Stock, $.001 par value, which shares were offered by the Company and certain selling stockholders of the Company, as more fully described in the press release attached hereto as Exhibit 1.



ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits
--------

  99       Press Release dated October 4, 1996.
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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    YOUNG BROADCASTING INC.


Date:  October 4, 1996              By     /s/ James A. Morgan
                                      --------------------------------------
--                                       James A. Morgan,
                                         Executive Vice President

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                                 Exhibit Index
                                 -------------



Exhibit        Title
-------        -----

 99            Press Release dated October 4, 1996